RETIREMENT PLAN	12 Months Ended
Dec. 31, 2023
Retirement Benefits [Abstract]
RETIREMENT PLAN

NOTE 18. RETIREMENT PLAN

The Company has a qualified 401(k) plan which provides retirement benefits for all of its eligible employees. Under the plan, employees become eligible to participate at the first entry date, provided they are at least 21 years of age. The Company will match 100% of the first four percent of employee contributions. In addition, the Company may make discretionary contributions to the Plan as determined by the Board of Directors. Employees are immediately vested in all salary reduction contributions. Employer contributions vest over a three-year period, one-third per year. Employer 401(k) match expense was $107,526 and $129,040 for the year ended December 31, 2023 and 2022, respectively. 401(k) match expenses are recorded under “Research, development and manufacturing operations" expense and “Selling, general and administrative" expense in the Statements of Operations.